Exhibit 99.1
                                                               [Logo for Exelon]

                               Exelon Corporation

John W. Rowe
Chairman & Chief Executive Officer

Exelon Investor Conference
New York City
June 20, 2002

                                                               [Logo for Exelon]

                           Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Outlook" in Exelon's 2001 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

                                                               [Logo for Exelon]


                                 What Is Exelon?

------------------------------------------------------------------------------------------------------------
                                                                    US Electric                US
                                                                     Companies              Companies
------------------------------------------------------------------------------------------------------------
Retail Electric Customers              5.1 Million                       1st                    -
Nuclear Capacity                         15K MWs*                        1st                    -
US Generating Capacity                  41K MWs**                        2nd                    -
2001 Revenue                          $15.1 Billion                      9th                  135th
2001 Net Income                        $1.4 Billion                      2nd                   53rd
Market Cap                       $17.1 Billion (6/13/02)            4th (6/13/02)         130th (3/1/02)
------------------------------------------------------------------------------------------------------------

* Includes AmerGen investment
** Includes AmerGen and Sithe investments

                                                               [Logo for Exelon]

                             One Company, One Vision

Exelon strives to build exceptional value - by becoming the best and most consistently profitable electricity and gas company in the United States.

To succeed, we must....

 -- LIVE UP TO OUR COMMITMENTS
 -- PERFORM AT WORLD-CLASS LEVELS
 -- INVEST IN OUR CONSOLIDATING INDUSTRY

                                                               [Logo for Exelon]

                           Live Up to Our Commitments

-  Keep the Lights On
-  Perform safely - especially in nuclear operations
-  Act honorably and treat everyone with respect, decency and integrity
- Continue building a high-performance culture that reflects the diversity of our communities
-  Report our results, opportunities and problems honestly and reliably

                                                               [Logo for Exelon]

                          Perform at World-Class Levels

-  Relentlessly pursue greater productivity, quality and innovation
-  Understand the relationships among our businesses and optimize the whole
-  Promote and implement policies that build effective markets
- Adapt rapidly to changing markets, politics, economics and technology to meet our customers' needs
- Maximize the earnings and cash flow from our assets and businesses and sell those that do not meet our goals

                                                               [Logo for Exelon]

                          Genco/ComEd Strategic Issues

[This slide shows a pie chart indicating equal portions of the pie for each of the following six strategic issues:]

Standard Market Design
EME Contract
Large Customers to Competitive Mkt.
Rate Freeze
POLR
RTO

                                                               [Logo for Exelon]

                      Invest in Our Consolidating Industry

-  Develop strategies based on learning from our past successes and failures
- Implement systems and best practices that can be applied to future acquisitions
- Prioritize acquisition opportunities based on synergies from scale, scope, generation and delivery integration, and our ability to profitably satisfy provider of last resort (POLR) and other regulatory obligations
- Make acquisitions that will best employ our limited investment resources to produce the most consistent cash flow and earnings accretion
- Return earnings to shareholders when higher returns are not available from acquisition opportunities

                                                               [Logo for Exelon]

                             One Company, One Vision

Exelon strives to build exceptional value - by becoming the best and most consistently profitable electricity and gas company in the United States.

To succeed, we must....

-- LIVE UP TO OUR COMMITMENTS
-- PERFORM AT WORLD-CLASS LEVELS
-- INVEST IN OUR CONSOLIDATING INDUSTRY

                                                               [Logo for Exelon]

                                Federal Overview
Elizabeth A. Moler
Senior Vice President
Governmental Affairs & Policy

Exelon Investor Conference
New York City
June 20, 2002

                                                               [Logo for Exelon]

                             Federal Regulatory and
                             Legislative Activities

-  Update on Congressional action on Yucca Mountain Waste Repository
-  Update on energy policy legislation
-  FERC's policy initiatives

                                                               [Logo for Exelon]

                                 Yucca Mountain

-  Congress is nearing final action on Yucca Mountain waste repository
   -- President Bush recommended approval Feb.15
   -- Governor Guinn exercised Nevada's "veto" authority under the statute
   -- House of Representatives overwhelmingly approved a resolution to override the veto on May 8 (306-117)
   -- Senate Committee approved the resolution 13-10
   -- Senate will consider by July 25; simple majority required
   -- If approved, DOE will seek license from NRC; lengthy regulatory proceedings

                                                               [Logo for Exelon]

                            Energy Policy Legislation

-  House of Representatives passed major energy policy bill last year
-  Senate passed a bill after 6 weeks of debate
-  Conferees have finally been appointed
-  Huge job ahead resolving differences (1,000+ pages!)
- Senate electricity provisions have bipartisan support; generally positive impact
   -- PUHCA repeal
   -- PURPA repeal
   -- Clear FERC authority over munis & coops to require open access
   -- Negatives: Renewal Portfolio Standard; more FERC review of asset transfers
      (including generation)
-  Prospects for enactment are uncertain

                                                               [Logo for Exelon]

                      FERC: Focus on Wholesale Competition

-  Developing "Standard Market Design"
-  Reconsidering how to measure if a utility has market power
-  Reconsidering standards governing market-based rate authority
-  Redefining rules for Regional Transmission Organizations (RTOs)
   -- Original focus on transmission operations
   -- New focus on running markets
   -- No longer friendly to transcos
   -- Result for Exelon? Plan to put ComEd transmission into PJM
-  Rewriting Order No. 888 "Open Access Transmission Tariff" requirements
-  Codifying interconnection requirements and pricing
-  Rewriting Standards of Conduct

                                                               [Logo for Exelon]

                   Example: Standard Market Design Initiative

-  New, controversial FERC initiative for SMD; plan to issue a final rule 12/02
- Establishes requirements for energy and transmission markets throughout the country
-  Same trading rules would apply everywhere
- Real-time and day-ahead bid-based market for energy using Locational Marginal Pricing (LMP) like PJM
-  LMP-based congestion management
-  Financial Transmission Rights
-  Capacity or reserve requirement (maybe!)

                                                               [Logo for Exelon]

                   SMD: Significant $$ and Operational Impact

-  Exelon "second to none" in supporting SMD
- Power Team could save estimated $30 million annually by reducing its obligation to provide ancillary services
- If SMD includes a capacity or reserve requirement, it could mean Exelon Generation would receive significant revenue in capacity payments (depending on specifics)
- With a spot energy market and an RTO requirement, Exelon would be able to serve POLR load in the ComEd area without building/purchasing new capacity if the RES load comes back
- Reduces our exposure to complaints of market power; provides mitigation required to maintain market-based rates
-  Major plus for "national" players like Exelon

                                                               [Logo for Exelon]

                         Exelon Generation Company, LLC

Oliver D. Kingsley, Jr.
CEO & President, Exelon Generation

Exelon Investor Conference
New York City
June 20, 2002

                                                               [Logo for Exelon]

                             Generation Organization

[This slide shows an organization chart consisting of boxes connected with lines arranged into 3 tiers. In the top tier is the box labeled "John Rowe Chairman". Below John Rowe in the second tier are two boxes connected to it by lines; the left box labeled "Oliver Kingsley President, Generation", the right box labeled "Ian McLean President, Power Team". Below Oliver Kingsley President, Generation, in the third tier are three boxes connected to it by lines; the left box labeled "Exelon Nuclear", the middle box labeled "Sithe Energies, Inc. (49.9%)", and the right box labeled "Exelon Power". Below Ian McLean President, Power Team, in the third tier are four boxes connected to it by lines; the top left box is labeled "Long-term Transactions", the top right box is labeled " Short-term Transactions", the bottom left box is labeled "Fuels" and the bottom right box is labeled "OTC/Financial Trading".

Below the third tier boxes under Oliver Kingsley President, Generation, are the words "Focus on low cost, reliable generation, supply diversity".

Below the third tier boxes under Ian McLean President, Power Team, are the words "Focus on portfolio optimization, risk mitigation, earnings enhancement".]

                                                               [Logo for Exelon]

                              Generation Portfolio

More than 43,000 MWs of Power:

                                                 /\
                                                /  \
                                               /    \
                                              /      \
                                             /        \
Under Advanced Development*                 /  800 MWs \
                                           /------------\
                                          /              \
Under Construction*                      /   1,671 MWs    \
                                        /------------------\
                                       /                    \
AmerGen** & Sithe*                    /      2,881 MWs       \
                                     /------------------------\
                                    /                          \
Long-Term Contracts                /           16,245 MWs       \
                                  /------------------------------\
Owned                            /       14,250 MWs Nuclear       \
                                /    7,799 MWs Fossil and Hydro    \
                               /------------------------------------\

* Includes 49.9% of Sithe, "Under Construction" also includes Southeast Chicago Energy Project
** Includes 50% of AmerGen

                                                               [Logo for Exelon]

                      Strong Nuclear Performance Continues

[This slide contains two vertical bar charts as described below:]
Net Generation

[The vertical bar chart under the heading Net Generation displays planned generation in million MWH from 2000 through 2004 and compares to actual generation for the years 2000 and 2001.]

                           million MWH
Year                          Plan            Actual
2000                         113.5           115.0
2001                         115.8           118.0
2002                         117.0
2003                         120.0
2004                         121.0

[Below the Net Generation chart are the words:]
Contact targets shown; stretch targets also in place

Production Cost

[The vertical bar chart under the heading Production Cost is showing the planned production cost in dollars per megawatt-hour for the years 2000 through 2004 and compares to actual production cost in dollars per megawatt-hour for the years 2000 and 2001. Also shown on the chart are reference lines for the 2000 industry median ($16.20) and the 2000 top quartile ($14.40).]

                                      $/MWH
Year                          Plan            Actual
2000                         $15.96         $14.65
2001                         $13.85         $12.78
2002                         $14.20
2003                         $13.80
2004                         $13.90

[Below the chart the number of refueling outages (RFOs) are shown for the years 2000 through 2004.]

Year                          RFOs
2000                           11
2001                            6
2002                           11
2003                            8
2004                           10

RFOs-Refueling outages

                                                               [Logo for Exelon]

                           Fossil Fleet Provides Value
[This slide shows two charts as described below on the left half of the slide and wording on the right half of the slide.]

Exelon Power - EFOF

[Under the title Exelon Power - EFOF in the top left section of the slide is a vertical bar chart showing the Equivalent Forced Outage Factor (EFOF) percentage for Exelon Power for the years 1999 through 2001 and 2002 YTD.]

Year              Percentage

1999                 4.82%
2000                 7.39%
2001                 2.26%
2002 YTD             2.44%

Sithe - EFOF

[Under the title Sithe - EFOF in the bottom left section of the slide is a vertical bar chart showing the Equivalent Forced Outage Factor (EFOF) percentage for Sithe for the years 1999 through 2001.]

Year                  Percentage

1999                 5.50%
2000                 6.90%
2001                 8.80%

[Beneath the Sithe-EFOF chart there is the following wording:]

EFOF - Equivalent Forced Outage Factor

[On the right half of the slide there is the following wording:]

- Fossil fleet provides optionality to take advantage of market conditions -- fast response
   -- cost-effective
   -- flexible
-  Continued cost reduction, focus on reliability will increase profitability

                                                               [Logo for Exelon]

                   Competitive Strengths-Demonstrated Results

-  Size of generation portfolio is a significant advantage
   -- Fully integrated assets and operations
   -- Enables economies of scale in purchasing, materials management and resource sharing
-  Low-cost operation
   -- Nuclear fleet operates in lowest cost quartile
   -- Competitive balance sheet ensures low total cost of service
   -- Nuclear base-load and hydro units provide significant fuel price stability
-  Substantial depth of operational expertise and experience
   -- Application of management standards and practices to fossil operations
   -- Share resources and expertise fleet-wide
-  Production performance is strong and reliable

                                                               [Logo for Exelon]

                          Generation Business Strategy

Build on and effectively use competitive advantages
-  Effective performance management
   -- Drive operating excellence through proven fleet management and support methods
   -- Aggressively manage performance improvement
-  Proactive cost reduction
   -- Continue to drive bottom-line growth through sustained cost reduction, economies of scale and productivity
   -- Implement fleet-wide cost reduction through vendor alliances and resource sharing
-  Disciplined and balanced growth
   -- Continue to build a generation portfolio with fuel, dispatch and market diversity
   -- Disciplined opportunistic investments in asset acquisition consistent with strategy, portfolio needs and lessons learned
-  Optimize portfolio value through Power Team

                                                               [Logo for Exelon]

                             Genco Financial Outlook

----------------------------------------------------------------------------------------------------------
                                             2001A           2002E                CAGR 2002-2004E
($ millions)                                                                 Explicit    Normalized*
----------------------------------------------------------------------------------------------------------
Revenue                                      7,048        6,600-7,400           6%              0%
Gross Margin (Rev. net Fuel)                 2,830        2,500-3,200           7%              1%
EBIT                                          962           765-825             2%             (4)%
Net Income**                                  524           460-520            (1)%            (1)%
Avg. Shares (millions)                        322             325
EPS ($)                                      1.63          1.40-1.60
($ billions)                                 2001A           2002E            2003E           2004E
Cash from Operations                         1.33             1.4              1.5             1.6
Decommissioning Contribution & Interest
from Decomm. Funds                          (0.05)           (0.2)            (0.2)           (0.2)
                                        ------------------------------------------------------------------
Available Cash from Operations               1.28             1.2              1.3             1.4
Maintenance Cap Ex                          (0.51)           (0.5)            (0.5)           (0.5)
Investment in Nuclear Fuel                  (0.34)           (0.4)            (0.4)           (0.4)
Cash for Investment/Dividends                0.43             0.3              0.4             0.5
----------------------------------------------------------------------------------------------------------

* The normalized growth rates restate Sithe's 2004 contribution on an equity investment basis consistent with the 2002 treatment of the Sithe investment.
** Net Income in 2001 includes a $12 million ($0.04 per share) gain related to the implementation of FAS 133.
A = Actual; E = Estimated; CAGR = Compound Annual Growth Rate

                                                               [Logo for Exelon]

                                   Power Team
Ian P. McLean
President, Power Team

Exelon Investor Conference
New York City
June 20, 2002

                                                               [Logo for Exelon]

                       Power Team: Who We Are, What We Do

-  Real transactions that add real value
-  Dynamic hedging to reduce earnings volatility and add incremental margin
-  Maximize value of generating assets
- Team-oriented incentives focused on cash earnings (vs. volumes or mark-to-model)

                                                               [Logo for Exelon]

                         Managing Assets and Obligations

                   +--------------+
                   |    Power     |
Exelon Nuclear---->|    Team      |-----> Market sales
                   |              |
Exelon Power------>|-Intellectual |-----> ComEd Retail Sales
                   |   Capital    |
AmerGen----------->| - Portfolio  |-----> PECO Retail Sales
                   |  Management  |
Purchased Power--->|              |
                   +--------------+

                                                               [Logo for Exelon]

                             ComEd Supply Vs. Demand

[This slide illustrates the portfolio management challenge faced by Power Team. The slide shows Power Team's 2001 supply for ComEd from coal, nuclear, oil, peaking generation, PPAs and spot market purchases stack in thousands of MWs by month and ComEd demand by day. The need for 100% reliability combined with the fact that ComEd summer load can vary by over 10,000 MW within a day requires a pro-active approach to managing Exelon's Midwest portfolio.]

                                                               [Logo for Exelon]

                            ComEd 2002 Summer Supply

- Resource planning assumes "high expected load" and requires 23,100 MWs -- Based on 20% load demand probability scenario
   -- Exceeds 15% reserve margin as required by MAIN
- Exelon Generation has approximately 23,200 MWs available for ComEd needs -- 10,000 MWs owned
   -- 13,200 MWs contracted
   -- About 4,000 additional MWs available in region
   -- About 1,000 MWs interruptible

                                                               [Logo for Exelon]

                            ComEd 2002 Summer Supply

-  What is different from last year?
   -- Earnings guidance assumes substantially lower summer prices
   -- Significantly more supply in region
      - Managing to a 20% probability vs. a 10% probability weather case -- EME labor dispute resolved
   -- Full year's experience of managing combined portfolio
   -- Hedging program fully implemented

                                                               [Logo for Exelon]

                    Risk Management Is Inherent in What We Do

+------------------------+  +-----------------------------------------+
| Human Resources:       |  | Formal Rick Control Policies:           |
|- Team-based incentives |  | - Separate trading and hedging books    |
|- Performance management|  | - Clearly defined limits on trading     |
|  system                |  | - Internal independent risk oversight   |
|- Code of Conduct       |  |   and control                           |
+------------------------+  +-----------------------------------------+
                    |                     |
                    |                     |
                    +-------+             V
                            |   +-----------------+    +----------------------+
                            |   |                 |    | Process Led          |
+------------------------+  +-->|   Power Team    |<---| Management Model:    |
| Credit Management:     |      |   Culture of    |    | -Clear understanding |
| -Rigorous scoring model|----->|      Risk       |    |  of and              |
| -Appropriate limits    |      |    Management   |    |  accountability for  |
|  and assurance         |      |                 |    |  all front, middle   |
| -Daily monitoring      |      +-----------------+    |  and back office     |
|  and enforcement       |        ^         ^          |  processes           |
+------------------------+        |         |          +----------------------+
                                  |         |
     +------------------------------+   +-----------------------------------+
     |IT Systems:                   |   | Analytics:                        |
     | -High Security               |   | -Independent deal evaluation and  |
     | -Redundancy and availability |   |  approval                         |
     | -Disaster recovery           |   | -Proprietary forecasting models   |
     +------------------------------+   | Reporting:                        |
                                        | -Transparent and conservative     |
                                        |  accounting                       |
                                        | -Routine management reporting of  |
                                        |  results (risk/return)            |
                                        +-----------------------------------+

                                                               [Logo for Exelon]

                    Midwest Gen Contract Provides Flexibility

Midwest Generation Power Purchase Agreement (part 1)

Coal Power Purchase Agreement:

        Contract                 Contracted              Available Option
          Year                  Capacity (MW)             Capacity (MW)
        1 - 2000                   5,005                        640
        2 - 2001                   4,535                      1,110
        3 - 2002                   4,013                      1,632
        4 - 2003                   1,696                      3,949
        5 - 2004                   1,696                      3,949

                                                               [Logo for Exelon]

                    Midwest Gen Contract Provides Flexibility

Midwest Generation Power Purchase Agreement (part 2)

Collins Power Purchase Agreement:
-  2,698 MWs under contract
-  Term: 2000-2004, subject to earlier termination in whole or in part by ComEd
-  In years 3-5, ComEd has option to drop units from contract

Peaking Unit Power Purchase Agreement:
-  943.6 MWs under contract
-  Term: 2000-2004, subject to earlier termination in whole or in part by ComEd
- In years 3-5, ComEd has option to drop units from contract; 355 MWs dropped for 2002

                                                               [Logo for Exelon]

       Converging Issues Affect Midwest Supply and Demand: 2003 and Beyond

      +--------------------+   +----------------------+
      | EME - Midwest Gen. |   | RTO/Std. Mkt. Design |
      +--------------------+   +----------------------+
                     |           |
                     |           |
                     V           V
+------+         +-------------------+      +----------------+
| POLR |-------> | Midwest Portfolio |<-----| Supply Options |
+------+         |   Optimization    |      +----------------+
                 +-------------------+
                       ^           ^
                       |           |
                       |           |
+---------------------------+  +--------------------+
| Illinois Reg./Legislation |  | Retail Competition |
+---------------------------+  +--------------------+

                                                               [Logo for Exelon]

                       Exelon Energy Delivery Company, LLC

Pamela B. Strobel
Chairman & CEO, Exelon Energy Delivery

Exelon Investor Conference
New York City
June 20, 2002

                                                               [Logo for Exelon]

                            Energy Delivery Overview

-  One of the largest delivery companies in the U.S.
   -- 5.5 million electric and gas customers
   -- 120,500 GWh electric retail deliveries
   -- 81,500 Mcf gas retail deliveries
   -- Revenues of $10.2 billion
   -- EBIT of $2.6 billion
-  Operating in Pennsylvania and Illinois
   -- Two states where restructuring and competition have moved forward

                                                               [Logo for Exelon]

                      Constructive Regulatory Environments

Pennsylvania                                      Illinois
- Unbundled rates, electric choice                - Open access, electric choice for all
  for all customers since January 2000              customers since May 2002
- Transmission and Distribution rate cap          - Bundled rates frozen through 2006
  through 2006
- Generation rate cap, collection of stranded     - Transition charges calculated on "lost
  investment through 2010                           revenues" basis, end in 2006

                                                               [Logo for Exelon]

                         Competition Is Growing Unevenly

Pennsylvania shopping                           Illinois shopping

Mass Market                                     Mass Market
- 340,000 customers, dropping to 160,000        - 20,300 customers
  with return of NewPower customers             - 14% Load
- 17% load, dropping to below 10% with
  return of NewPower customers

Large Commercial & Industrial                   Large Commercial & Industrial
- 150 customers                                 - 1,000 customers
- 3% load                                       - 48% load

                                                               [Logo for Exelon]

                      Regulatory Developments - State Level

-  Illinois Provider of Last Resort (POLR) proposal

   -- Offer fixed-price service for mass-market customers
   -- Declare large commercial and industrial class competitive
      -  Phased approach for usage above 1 MW
      -  Backstop rate based on spot market plus adder
   -- Free up capacity in Midwest for competitors

-  Pennsylvania 50% switching hurdle January 2003

                                                               [Logo for Exelon]

                       EED O&M and Margin Growth Expenses

[This slide depicts a stacked vertical bar chart showing EED's Operating and Maintenance (O&M) and Margin Growth Expenses in billions of dollars for 2001 actual expenditures and estimated expenditures from 2002 through 2004. The bars are differentiated by 1) Other O&M Expense and 2) Margin Growth O&M Expense.]

Year                               2001         2002E        2003E       2004E
Other O&M Expenses                $1.568       $1.494       $1.462      $1.403
Margin Growth O& M Expenses       $0.009       $0.025       $0.057      $0.084

E= Estimate

                                                               [Logo for Exelon]

                         EED Capital Expenditure Program

[This slide depicts a stacked vertical bar chart showing EED's Capital Expenditure Program in billions of dollars for 2001 actual expenditures and estimated expenditures from 2002 through 2004. The bars are differentiated by 1) Reliability/Maintenance and 2) New Business.]

(in billions)                      2001       2002E       2003E       2004E

Reliability/Maintenance            $0.7        $0.6        $0.6        $0.6

New Business                       $0.4        $0.5        $0.4        $0.4

E= Estimate

                                                               [Logo for Exelon]

                              Improving Reliability

[This slide contains two charts as described below:]

Fewer Interruptions

[In the upper right hand corner of the chart is the following wording:] 40% Improvement

[The chart under the title Fewer Interruptions shows a line chart and a linear regression line of interruptions for the years 1999 through 2001 for the following data points:]

Year        Month       Frequency *
1999        Jan                  2.22
1999        Feb                  2.21
1999        Mar                  1.82
1999        Apr                  1.82
1999        May                  1.76
1999        Jun                  1.72
1999        Jul                  1.83
1999        Aug                  1.74
1999        Sep                  1.69
1999        Oct                  1.66
1999        Nov                  1.49
1999        Dec                  1.49
2000        Jan                  1.41
2000        Feb                  1.44
2000        Mar                  1.43
2000        Apr                  1.48
2000        May                   1.6
2000        Jun                  1.52
2000        Jul                  1.35
2000        Aug                   1.4
2000        Sep                  1.46
2000        Oct                  1.48
2000        Nov                  1.47
2000        Dec                  1.46
2001        Jan                  1.44
2001        Feb                  1.38
2001        Mar                  1.37
2001        Apr                  1.36
2001        May                  1.23
2001        Jun                  1.24
2001        Jul                  1.31
2001        Aug                  1.33
2001        Sep                  1.29
2001        Oct                  1.34
2001        Nov                  1.35
2001        Dec                  1.32

[Above the linear regression line is the following word:]
Trend

Shorter Interruptions

[In the upper right hand corner of the chart is the following wording:] 62% Improvement

[The chart under the title Shorter Interruptions shows a line chart and a linear regression line of the minutes for the years 1999 through 2001 for the following data points:]

Year        Month       Duration *
1999        Jan                  274
1999        Feb                  274
1999        Mar                  212
1999        Apr                  211
1999        May                  205
1999        Jun                  195
1999        Jul                  207
1999        Aug                  184
1999        Sep                  176
1999        Oct                  175
1999        Nov                  136
1999        Dec                  138
2000        Jan                  136
2000        Feb                  132
2000        Mar                  131
2000        Apr                  134
2000        May                  158
2000        Jun                  154
2000        Jul                  129
2000        Aug                  139
2000        Sep                  141
2000        Oct                  144
2000        Nov                  144
2000        Dec                  145
2001        Jan                  145
2001        Feb                  148
2001        Mar                  148
2001        Apr                  144
2001        May                  112
2001        Jun                  116
2001        Jul                  120
2001        Aug                  110
2001        Sep                  105
2001        Oct                  103
2001        Nov                  103
2001        Dec                  103

[Above the linear regression line is the following word:]
Trend

[On the bottom of the page, centered under both charts is the following wording:]
ComEd System

                                                               [Logo for Exelon]


                         Improving Customer Satisfaction
[This slide shows a line graph displaying customer satisfaction index by quarter from the second quarter of 1998 through the fourth quarter of 2001.]

   Period      Index
   Q2/98       74.00
   Q3/98       65.00
   Q4/98       71.00
   Q1/99       73.00
   Q2/99       70.00
   Q3/99       63.00
   Q4/99       68.00
   Q1/00       71.55
   Q2/00       69.50
   Q3/00       70.80
   Q4/00       71.10
   Q1/01       74.40
   Q2/01       75.40
   Q3/01       77.10
   Q4/01       81.90

[An arrow points to the third quarter of 1998 and the following notation is made:]
Electricity supply problems in Midwest

[Another arrow points to the third quarter of 1999 and the following notation is made:]
Chicago power outages

[An arrow points to the second quarter of 2000 and then another arrow points to the fourth quarter of 2001, between the beginning points of these arrows is the following wording:]
Reliability improvements take effect

[Centered on the bottom of the page is the following wording:]
ComEd System

                                                               [Logo for Exelon]

                              EED Financial Outlook

 ---------------------------------------------------------------------------------------------------------
 ($ millions)                                 2001A             2002E              CAGR 2002-2004E
 ---------------------------------------------------------------------------------------------------------

 Revenue                                      10,171        10,350-10,600               1.7-1.9%
 Gross Margin (Rev. net Fuel)                 5,699          5,700-5,850                  1.0%
 EBIT                                         2,623          2,700-2,780                2.2-2.4%
 Net Income                                   1,022          1,135-1,170                5.4-5.6%
 Avg. Shares (millions)                        322               325
 EPS ($)                                       3.17           3.50-3.60
 ($ billions)                                 2001A             2002E            2003E          2004E
 Cash from Operations                          2.4               2.5              2.4            2.4
 Maintenance Cap Ex                           (0.7)             (0.6)            (0.6)          (0.6)
 New Business Cap Ex                          (0.4)             (0.5)            (0.4)          (0.4)
 Transition Debt Retirements                  (0.6)             (0.7)            (0.6)          (0.6)
 Cash for Investment/Dividends                 0.7               0.7              0.8            0.8
 ---------------------------------------------------------------------------------------------------------

A = Actual; E = Estimate; CAGR = Compound Annual Growth Rate

                                                               [Logo for Exelon]

                         Exelon Enterprises Company, LLC

George H. Gilmore
President, Exelon Enterprises

Exelon Investor Conference
New York City
June 20, 2002

                                                               [Logo for Exelon]

                        Focus: Maximizing Value to Exelon

- "Stopping the bleeding"
- Improving sustainable operating performance
- Implementing specific business exits

                                                               [Logo for Exelon]

                       Revaluation of Enterprises' Assets

[This slide shows a column chart with three columns arranged in descending order from left to right. The vertical axis is scaled in $millions. Between each of the three columns are vertical bars with each bar representing an incremental step down to the next column. The columns and vertical bars are described as follows, starting at the left of the chart: (all figures are in $millions)

The first column is labeled "Investment" and shows a value of $2,000. The column is divided internally into segments with the following descriptions in each segment, beginning at the topmost segment:

          InfraSource $560
          Comm $280
          Therm $20
          Energy $280
          UPH $160
          ECP $200
          Svcs $140
          Other $90

   To the right of the first column is a vertical bar, the top of which corresponds to the top of the "Investment" column. This vertical bar is labeled "ATT*" and shows a value of $(280)

   The next vertical bar, located at the bottom of the "ATT" bar is labeled "Power Holdings Equip (UPH)" and shows a value of $(120)

   The next vertical bar, located at the bottom of the previous bar is labeled "Extant/Nextwave/Kinetic" and shows a value of $(80)

These three vertical bars are further denoted with a bracket with the words:
"Cash Generated from Sales"

The next column is labeled "Net Investment After Cash Returned" and shows a value of $1,520. The height of the column corresponds to the bottom of the vertical bar labeled "Extant/Nextwave/Kinetic"

   Next to this column is a vertical bar labeled "Thermal Revaluation" which shows a value of $(90)

   The next vertical bar is labeled "Goodwill Adjustment" and shows a value of $(240). These two vertical bars are further denoted with a bracket with the words: "Revalue Assets".

   The next vertical bar is labeled "Energy" and shows a value of $(190). The next vertical bar is labeled" Thermal" and shows a value of $(80) The next vertical bar is labeled "Closed Ops" and shows a value of $(80) The next vertical bar is labeled "Other" and shows a value of $(40)

   These four vertical bars are further denoted with a bracket with the words:
   "Booked Losses"

The third column, located at the far right of the chart is labeled "4/30/02 Book Value" and shows a value of $800. The height of the column corresponds to the bottom of the vertical bar labeled "Other". The column is divided internally into segments with the following descriptions in each segment, beginning at the topmost segment:

          InfraSource $360
          ECP $130
          Therm $120
          Svcs $110
          Energy $80


Below the chart is a footnote: "* Exelon will return $80 million to Enterprises to pay taxes in 9/02." ]

                                                               [Logo for Exelon]

                 Driving Operating Triage While Releasing Value

Operating                                                   Value

- New senior management in InfraSource, Services,           - Sale of AT&T joint venture completed
  Energy and Thermal                                        - Immediately exiting three InfraSource
- Cost Management Initiative initiated and on target          businesses and one Thermal business, which
- Implemented rigorous financial and management               have been unprofitable
  reporting                                                 - Aggressively pursuing sale of other businesses
  -- Defined 90-day action plans for each business          - Focus on cash flow improvement
  -- Improved financial transparency to identify and
  -- resolve problems
  -- Developed a weekly "drumbeat' report

                                                               [Logo for Exelon]

                           Businesses' Paths to Value


+-------+-------------+          +---------------------------------------+
|       |Current Focus|          |           Paths to Value              |
|       +=============+          +=======================================+
|   A   |             |          |- Immediate exit/close                 |
|   L   |             |          |   -Losses                             |
|   L   |  Achieving  |          |   -No business unit fit               |
|       |  Profitable |          +---------------------------------------+
|   B   |  Operations |    |\    |-Exit upon market recovery             |
|   U   |             |    | \   |   -Timing of sale                     |
|   S   |             | ---+  \  |   -No strategic fit                   |
|   I   +-------------+        \ +---------------------------------------+
|   N   |             |        / |-Fix then exit                         |
|   E   |             | ---+  /  |   -Improve value                      |
|   S   |  Releasing  |    | /   |   -No strategic fit                   |
|   S   |  Maximum    |    |/    +---------------------------------------+
|   E   |  Value to   |          |-Fix and hold                          |
|   S   |  the        |          |   -Exceed cost of capital             |
|       | Corporation |          |   -Strategic fit                      |
|       |             |          |   -Can increase value in short term   |
|       |             |          +---------------------------------------+
|       |             |          |-Divest profitable business for cash   |
+-------+-------------+          +---------------------------------------+

                                                               [Logo for Exelon]

                          Enterprises Financial Outlook

 ----------------------------------------------------------------------------------------------------
 ($ millions)                                2001A           2002E           CAGR 2002-2004E (%)
 ----------------------------------------------------------------------------------------------------

 Revenue                                     2,292        1,900-2,000                  TBD
 Gross Margin (Rev. net Fuel)                 266           250-275
 EBIT                                        (107)          120-140*
 Net Income                                   (85)        (190)-(160)
 One-time Adjustments                                         123
 Adjusted Net Income                                       (67)-(37)
 Avg. Shares (millions)                       322             325
 EPS ($)                                     (0.26)      (0.21)-(0.11)
                                             2001A           2002E           2003E         2004E
 Cash from Opers./Asset Sales                 184             260             TBD           TBD
 Maintenance Cap Ex                           (70)            (35)
 Cash for Investment/Dividends                114             225
 ----------------------------------------------------------------------------------------------------

* Includes pre-tax gain from sale of AT&T Wireless joint venture
A = Actual; E = Estimate; CAGR = Compound Annual Growth Rate

                                                               [Logo for Exelon]

                                Financial Outlook
Ruth Ann M. Gillis
Senior Vice President & Chief Financial Officer

Exelon Investor Conference
New York City
June 20, 2002

                                                               [Logo for Exelon]

                       Long-Range Plan Drivers (2002-2004)

-  Cost Management Initiative savings
-  Addition of TXU assets in 2002 and Sithe assets assumed in 2003
-  No other major acquisitions/dispositions assumed
-  Increased portion of supply portfolio at lower prices
-  Retirement of Transition Debt

                                                               [Logo for Exelon]

                      Exelon Consolidated Key Assumptions

                                                             2001A         2002E       2003E       2004E
Nuclear Capacity Factor (%)                                   94.4          91           93          93
Total Genco Sales Ex Trading (GWhs)                          201,845      196,300     213,800     217,300
Total Genco Sales to EED (GWhs)                              116,929      121,300     120,600     122,200
Total Genco Sales to Exelon Energy (GWhs)                     6,876        4,600       3,800         -
Total Market Sales (GWhs)                                    78,040       70,400       89,400      95,100
Volume Retention (%)
  PECO                                                         87           90           90          90
  ComEd                                                        90           88           87          86
Delivery Growth Assumptions (%)
  PECO                                                        (1.1)         0.3         2.7         0.7
  ComEd                                                       (0.5)         1.6         2.6         2.0
Elec. Wholesale Mkt. ATC Price ($/MWh)
  MAIN                                                        25.00        23.50       25.00       26.50
  PJM                                                         31.50        27.50       29.00       29.00
Effective Tax Rate (%)                                        39.7         38.5         38.5        38.5

A=Actual; E=Estimate

                                                               [Logo for Exelon]

                      Exelon Consolidated Financial Outlook

----------------------------------------------------------------------------------------------------------
($ millions)                                         2001A            2002E            CAGR 2002-2004
----------------------------------------------------------------------------------------------------------
Revenue                                              15,140       14,200-14,600            3%-4%
Gross Margin (Rev. net Fuel)                         9,827         9,300-9,700
Other Operating Exp.                                 4,922         4,775-4,900
Depr. & Amort.                                       1,449         1,200-1,250
                                                  -------------------------------
EBIT                                                 3,456         3,325-3,450             3%-4%
Interest and Pref.                                   1,109          930-1,000
Income Taxes                                          931            925-975
                                                  -------------------------------
Net Income before Cum. Effect Chg. in
Accounting                                           1,416         1,470-1,575             5%-6%
Cum. Effect Chg. in Accounting                         12
                                                  -----------
Net Income*                                          1,428
Avg. Shares (millions)                                322              325
EPS ($)                                              $4.43         $4.55-$4.85           4.5%-5.5%
----------------------------------------------------------------------------------------------------------

* Net income as reported for 2001. Net operating income excludes one-time items for 2002.
A = Actual; E = Estimate; CAGR = Compound Annual Growth Rate

                                                               [Logo for Exelon]

                          Exelon Consolidated Cash Flow

------------------------------------------------------------------------------------------------------------
($ billions)                                     2001A          2002E           2003E            2004E
------------------------------------------------------------------------------------------------------------
Cash from Operations                              3.6            3.7             3.6              3.8
Decommissioning Contribution & Interest
 from Decomm. Funds                              (0.1)          (0.2)           (0.2)            (0.2)
                                             ---------------------------------------------------------------
Available Cash from Operations                    3.5            3.5             3.4              3.6
Maintenance Cap Ex                               (1.8)          (1.7)           (1.6)            (1.6)
EED New Business                                 (0.4)          (0.5)           (0.4)            (0.4)
                                             ---------------------------------------------------------------
Cash after Planned Cap Ex                         1.3            1.3             1.4              1.6
Transition Debt Reduction                        (0.6)          (0.7)           (0.6)            (0.6)
                                             ---------------------------------------------------------------
Cash for Dividends and Growth                     0.7            0.6             0.8              1.0
Common Dividends Paid                             0.6
------------------------------------------------------------------------------------------------------------

A = Actual; E = Estimate

                                                               [Logo for Exelon]

                        Exelon Consolidated Balance Sheet

---------------------------------------------------------------------------------------------------------
($ millions)                                                        2001A                  2004E
---------------------------------------------------------------------------------------------------------

Long-Term Debt                                                      7,320                 10,000*
Transition Bonds                                                    6,962                  5,100
                                                           ----------------------------------------------
Total Long-Term Debt, Incl. Current Portion                         14,282                 15,100
Commercial Paper                                                     360                    500
                                                           ----------------------------------------------
Total Debt                                                          14,642                 15,600
Preferred Securities of Subsidiaries                                 613                    600

Total Shareholders' Equity                                          8,230                  12,000
                                                           ----------------------------------------------
Total Capitalization                                                23,485                 28,200
Total Debt to Total Capital                                          62%                    55%
Debt Ex Transition Bonds to Total Capital                            46%                    45%
---------------------------------------------------------------------------------------------------------

* Increase in Long-Term Debt reflects acquisition of Sithe and inclusion of its project debt.
A = Actual; E = Estimate

                                                               [Logo for Exelon]


                             EPS Sensitivities: 2002

[This slide contains a horizontal bar chart which shows the effect on EPS of a positive or negative change in each of three key assumptions.]

-/+ 1% Delivery Sales
      PECO                                       $(0.03)/$0.03
      ComEd                                      $(0.06)/$0.06

-/+ 1% Nuclear Cap Factor                        $(0.05)/$0.05
-/+ $1 Wholesale Mkt Price                       $(0.03)/$0.03

                                                               [Logo for Exelon]

                    How Should Investors Think About Exelon?

-  Exelon Corporation
   -- Positioned for success
   -- Stable earnings and cash flow streams
   -- Regulatory initiatives to shape our own future
   -- Ongoing disciplined search for opportunities to add value
-  Exelon Energy Delivery
   -- Sustainable and predictable earnings
   -- Robust cash flow related to transition structure
-  Exelon Generation
   -- Large, diversified, flexible low-cost generating portfolio
   -- Established power merchant to optimize asset value and limit risk

                                                               [Logo for Exelon]

                             One Company, One Vision

Exelon strives to build exceptional value - by becoming the best and most consistently profitable electricity and gas company in the United States.

To succeed, we must....

 -- LIVE UP TO OUR COMMITMENTS
 -- PERFORM AT WORLD-CLASS LEVELS
 -- INVEST IN OUR CONSOLIDATING INDUSTRY